UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 24, 2022

Waterstone Financial, Inc.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-36271 (Commission File Number)	90-1026709 (I.R.S. Employer Identification No.)

11200 West Plank Ct, Wauwatosa, Wisconsin 53226
(Address of principal executive offices)

(414) 761-1000
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WSBF	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2022, the Board of Directors of Waterstone Financial, Inc. (the "Company") announced that on January 24, 2022, William Bruss was elected President of the Company and its wholly owned subsidiary WaterStone Bank SSB (the “Bank”).  Douglas Gordon will continue to lead both the Company and the Bank as Chief Executive Officer, a role he has served since 2007.  The Company further announced that Julie Glynn and Ryan Gordon were each elected Executive Vice Presidents of the Company and the Bank, joining Chief Financial Officer Mark Gerke in that capacity.

Bruss, 52, began as the Bank’s in-house counsel in 1997 and has served as Executive Vice President, COO and Secretary of the Company and the Bank since 2013 with management responsibility for the Bank’s legal, operational and support areas; Bruss chairs the Bank’s Executive Committee and is a member of the Bank’s Officers’ Loan Committee and the board of directors of Waterstone Mortgage Corporation.  Glynn joined the Bank in 2018 with over 30 years of retail banking leadership experience and steers the Bank’ retail banking initiatives as its Chief Retail Officer; Glynn is also a member of the Bank’s Executive and Asset/Liability Committees.  Ryan Gordon began his career with the Bank in 2008 with a focus on credit administration and was named the Bank’s Chief Credit Officer in 2018; Gordon also serves as chair of the Bank’s Officers’ Loan Committee and is a member of its Executive Committee and the board of directors of Waterstone Mortgage Corporation.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1   Press Release date January 25, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waterstone Financial, Inc.

Date: January 25, 2022	/s/ Douglas S. Gordon
Name: Douglas S. Gordon
Title: Chief Executive Officer